SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement               [ ]  Confidential, For Use of the Commission
[X]  Definitive Proxy Statement                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                              UNIVERSAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------
     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                          [UNIVERSAL CORPORATION LOGO]

                               _________________

                         ANNUAL MEETING OF SHAREHOLDERS
                               _________________


                                                              September 21, 2001

Dear Shareholder:

         You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Universal Corporation, which is to be held in the Company's headquarters building located at 1501 North Hamilton Street, Richmond, Virginia, on Tuesday, October 23, 2001, commencing at 2:00 p.m. At the meeting, you will be asked to elect four directors to serve three-year terms.

         Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. You can vote by signing, dating and returning the enclosed proxy card or voting instruction. Also, registered shareholders and participants in plans holding shares of the Company's Common Stock may vote by telephone or over the Internet. Instructions for using these convenient services are set forth on the proxy card or voting instruction. Beneficial owners of shares held in street name should follow the enclosed instructions for voting their shares. I hope you will be able to attend the meeting, but even if you cannot, please vote your shares as soon as you can.

                                                     Sincerely,

                                                     /s/ Henry H. Harrell

                                                     HENRY H. HARRELL
                                                     Chairman and Chief
                                                     Executive Officer

                              Universal Corporation
                                 P.O. Box 25099
                            Richmond, Virginia 23260


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         The Annual Meeting of Shareholders of Universal Corporation (the "Company") will be held in the Company's headquarters building located at 1501 North Hamilton Street, Richmond, Virginia, on Tuesday, October 23, 2001, at 2:00 p.m., for the following purposes:

         (1)      to elect four directors to serve three-year terms; and

         (2) to act upon such other matters as may properly come before the meeting or any adjournments thereof.

         Only holders of record of shares of the Company's Common Stock at the close of business on September 4, 2001, shall be entitled to vote at the meeting.


                                             By Order of the Board of Directors,

                                                          George C. Freeman, III

                                                                       Secretary

September 21, 2001

                                 PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Directors of the Company. A shareholder may revoke the proxy at any time prior to its use, but proxies properly executed and received by the Secretary prior to the Annual Meeting of Shareholders ("Annual Meeting"), and not revoked, will be voted in accordance with the terms thereof. Registered shareholders and participants in plans holding shares of the Company's Common Stock ("Common Stock") are urged to deliver proxies and voting instructions by calling a toll-free telephone number, by using the Internet or by completing and mailing the enclosed proxy or voting instruction. The telephone and Internet voting procedures are designed to authenticate shareholders' and plan participants' identities, to allow shareholders and plan participants to give their voting instructions and to confirm that such instructions have been recorded properly. Instructions for voting by telephone or over the Internet are set forth on the enclosed proxy card or voting instruction. Registered shareholders and plan participants may also send their proxies or voting instructions by completing, signing and dating the enclosed proxy or voting instruction and returning it as promptly as possible in the enclosed postage-paid envelope. If your shares are held in street name with your bank or broker, please follow the instructions enclosed with this Proxy Statement.

         The Company will pay all of the costs associated with the proxy solicitation. Proxies are being solicited by mail and may also be solicited in person or by telephone, telefacsimile or other means of electronic transmission by directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares of the Company's Common Stock. It is contemplated that additional solicitation of proxies will be made by D. F. King & Co., Inc., 77 Water Street, New York, New York 10005, at an anticipated cost to the Company of approximately $4,500, plus reimbursement of out-of-pocket expenses.

         This Proxy Statement will be mailed to registered holders of the Company's Common Stock on or about September 21, 2001.


                                  VOTING RIGHTS

         The Company had outstanding, as of September 4, 2001, 27,094,982 shares of Common Stock, each of which is entitled to one vote. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Only shareholders of record at the close of business on September 4, 2001, will be entitled to vote.

         The Company is not aware of any matters that are to come before the meeting other than those described in this Proxy Statement. However, if other matters do properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to exercise the discretionary authority conferred by the proxy to vote such proxy in accordance with their best judgment.

                              ELECTION OF DIRECTORS

         Four directors are to be elected at the 2001 Annual Meeting for terms of three years. Eight other directors have been elected to terms expiring in 2003 or 2002, as indicated below. The following pages set forth certain information for each nominee and each incumbent director as of June 30, 2001. All of the nominees and incumbent directors listed below were directors previously elected by the shareholders except Thomas H. Johnson, who was elected by the Board on May 3, 2001. Richard G. Holder, a director from 1992 to 2001, has reached retirement age and will not stand for reelection.

         The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. Votes that are withheld and shares held in street name ("Broker Shares") that are not voted in the election of directors will not be included in determining the number of votes cast. Unless otherwise specified in the accompanying form of proxy, it is intended that votes will be cast for the election of all of the nominees as directors. If, at the time of the Annual Meeting, any nominee should be unavailable to serve as a director, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors, or the Board of Directors may reduce the number of directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

                Nominees for Election for Terms Expiring in 2004

         CHARLES H. FOSTER, JR., 58, is Chairman and Chief Executive Officer of LandAmerica Financial Group, Inc. ("LandAmerica") (title insurance holding company), positions he has held for more than five years. He has served in a similar capacity for Lawyers Title Insurance Corporation for more than five years, and for Commonwealth Land Title Insurance Company and Transnation Title Insurance Company since June 1, 1999, all of which are subsidiaries of LandAmerica. Mr. Foster is a director of LandAmerica. He is a member of the Finance Committee and the Pension Investment Committee and has been a director since 1995.

         THOMAS H. JOHNSON, 52, is Chairman, Chief Executive Officer and President of Chesapeake Corporation ("Chesapeake") (forest products and specialty packaging). From 1997 to 2000, he was President and Chief Executive Officer of Chesapeake, and from 1996 to 1997, he was Vice Chairman of Riverwood International (forest products and packaging). Mr. Johnson is a director of Chesapeake. He is a member of the Audit Committee and has been a director since May 3, 2001.

         ALLEN B. KING, 55, is President and Chief Operating Officer of the Company and of Universal Leaf Tobacco Company, Incorporated ("Universal Leaf"), a subsidiary of the Company, positions he has held for more than five years. He is Chairman of the Finance Committee and a member of the Executive Committee. Mr. King has been a director since 1989.

         JEREMIAH  J.  SHEEHAN,  62,  retired as Chairman of the Board and Chief
Executive Officer of Reynolds Metals Company on May 4, 2000. From 1994 to October 1996, he was President and Chief Operating Officer of Reynolds Metals Company. Mr. Sheehan is a director of International Paper Company and the Federal Reserve Bank of Richmond. He is a member of the Audit Committee, the Finance Committee and the Executive Compensation and Nominating Committee. Mr. Sheehan has been a director since 1998.

         The Board of Directors recommends that the shareholders vote for the nominees set forth above.

                 Incumbent Directors Whose Terms Expire in 2003

         JOSEPH  C.  FARRELL,  65,  retired  as  Chairman,  President  and Chief
Executive Officer of The Pittston Company (coal, mineral products, transportation and security services) on March 1, 1998. He is a director of ASA Limited. Mr. Farrell is a member of the Audit Committee, the Executive Compensation and Nominating Committee and the Pension Investment Committee. He has been a director since 1996.

         HENRY H. HARRELL, 62, is Chairman and Chief Executive Officer of the Company and of Universal Leaf, positions he has held for more than five years. He is Chairman of the Executive Committee and a member of the Finance Committee. Mr. Harrell has been a director since 1984.

         WALTER A. STOSCH, 66, is a principal in the accounting firm of Stosch, Dacey & George PC, a position he has held for more than five years. He is a member of the Audit Committee and has been a director since 2000.

         EUGENE P. TRANI, 62, is President of Virginia Commonwealth University, a position he has held for more than five years. He is a director of LandAmerica Financial Group, Inc. Dr. Trani is a member of the Finance Committee and has been a director since 2000.

                 Incumbent Directors Whose Terms Expire in 2002

         WILLIAM W. BERRY, 69, is an independent consultant, a position he has held since his retirement as Chairman of the Board of Directors of Dominion Resources, Inc. (public utility holding company) on December 30, 1992. Since June 1997, he has served as Chairman of the Board of New England Independent System Operator (regional manager of electric bulk power generation, transmission and markets). Mr. Berry is a director of Ethyl Corporation. He is Chairman of the Executive Compensation and Nominating Committee and a member of the Executive Committee and the Pension Investment Committee. Mr. Berry has been a director since 1986.

         RONALD E. CARRIER, 69, is Chancellor of James Madison University. Prior to September 11, 1998, he was President of James Madison University, a position he held for more than five years. Dr. Carrier is Chairman of the Audit Committee and a member of the Executive Compensation and Nominating Committee. He has been a director since 1979.

         EDDIE N. MOORE, JR., 55, is President of Virginia State University, a position he has held for more than five years. He is a member of the Pension Investment Committee and has been a director since 2000.

         HUBERT R. STALLARD, 64, retired as President and Chief Executive Officer of Bell-Atlantic Virginia, Inc. (now Verizon Virginia Inc.) (telecommunications) on February 29, 2000. He is a director of Trigon Healthcare, Inc. Mr. Stallard is Chairman of the Pension Investment Committee and a member of the Executive Committee and the Audit Committee. He has been a director since 1991.

                                 STOCK OWNERSHIP

                             Principal Shareholders

         The following table sets forth certain information with respect to the beneficial ownership of shares of the Company's Common Stock by each person or group known by the Company to beneficially own more than 5% of the outstanding shares of such stock.

    Name of Beneficial Owner                     Number of Shares           Percent of Class 1
    ------------------------                     ----------------           ------------------
  Dreman Value Management, L.L.C.                   2,978,323 2                   10.96%
     10 Exchange Place, Suite 2150
     Jersey City, NJ  07302-3913
  Scudder Kemper Investments, Inc.
     345 Park Avenue
     New York, NY  10154

  Ross Financial Corporation                        1,725,800 3                    6.35%
     P.O. Box 31363-SMB
     Grand Cayman, Cayman Islands, B.W.I.
  W.A. Dart Foundation
     500 Hogsback Road
     Mason, MI 48854

_______________

       1 The percents shown in the table are based on 27,184,663 shares of Common Stock outstanding on June 30, 2001.

       2 On August 1, 2001, Dreman Value Management, L.L.C. filed a Schedule 13F with the Securities and Exchange Commission reporting beneficial ownership of 2,925,885 shares as of June 30, 2001. On August 15, 2001, Scudder Kemper Investments, Inc. filed a Schedule 13F with the Securities and Exchange Commission reporting beneficial ownership of 2,357,708 shares as of June 30, 2001. The number of shares shown in the table is the total number of shares reported in the Schedule 13Fs, less 2,305,270 shares that the Company has determined are included in both filings.

       3 The number of shares shown in the table is the total number of shares reported in a Schedule 13G filed jointly by Ross Financial Corporation and W.A. Dart Foundation with the Securities and Exchange Commission on July 9, 1999. According to the Schedule 13G, Ross Financial Corporation has sole power to vote and to dispose of 1,368,500 of the shares and W.A. Dart Foundation has sole power to vote and to dispose of 357,300 of the shares.

                        Directors and Executive Officers

         The following table sets forth certain information with respect to the beneficial ownership of shares of the Company's Common Stock by (i) each director or nominee, (ii) each executive officer listed in the Summary Compensation Table (the "Named Executive Officers") and (iii) all directors and executive officers as a group.

      Name of Beneficial Owner                  Number of Shares 1,2,3          Percent of Class
      ------------------------                  ----------------------          ----------------
  William W. Berry                                       11,079                         *
  Ronald E. Carrier                                      10,400                         *
  Joseph C. Farrell                                      20,990                         *
  Charles H. Foster, Jr.                                  9,500                         *
  Henry H. Harrell                                      142,739                         *
  Richard G. Holder                                      10,100                         *
  Thomas H. Johnson                                           0                         *
  Allen B. King                                          90,526                         *
  Eddie N. Moore, Jr.                                     1,700                         *
  Hartwell H. Roper                                      61,945                         *
  Jeremiah J. Sheehan                                     6,233                         *
  Hubert R. Stallard                                     10,816                         *
  Walter A. Stosch                                        2,700                         *
  William L. Taylor                                      48,483                         *
  Eugene P. Trani                                         2,700                         *
  Jack M.M. van de Winkel                                47,500                         *
  All directors and executive officers
    as a group (19 persons)                             500,697                       1.84%

____________________

       * Percentage of ownership is less than 1% of the outstanding shares of Common Stock of the Company.

       1 Except as otherwise noted, the number of shares of Common Stock of the Company shown in the table is as of June 30, 2001.

       2 The number of shares of Common Stock of the Company shown in the table does not include shares that certain officers of the Company may acquire upon the exercise of stock options that, except under extraordinary circumstances, are automatically exercisable at not less than six-month intervals when at least a minimum stock price appreciation has occurred.

       3 The number of shares of Common Stock of the Company shown in the table includes 111,899 shares held for executive officers in the Employees' Stock
Purchase Plan of Universal Leaf and 90,000 shares that certain directors and executive officers of the Company have the right to acquire through the exercise of stock options within 60 days following June 30, 2001. The number of shares also includes 950 shares that are jointly or solely held by minor children or other children living at home or held in fiduciary capacities. Such shares may be deemed to be beneficially owned by the rules of the Securities and Exchange Commission but inclusion of the shares in the table does not constitute admission of beneficial ownership.

         The Employees' Stock Purchase Plan of Universal Leaf held 1,058,458 shares or 3.89% of the shares of Common Stock outstanding on June 30, 2001. Each participant in the plan has the right to instruct The Bank of New York, trustee for the plan, with respect to the voting of shares allocated to his or her account. The trustee, however, will vote any shares for which it receives no instructions in the same proportion as those shares for which it has received instructions.


             Section 16(a) Beneficial Ownership Reporting Compliance

         The  Company's  directors  and  executive  officers are required  under
Section 16(a) of the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership of Common Stock of the Company with the Securities and Exchange Commission and the New York Stock Exchange. Copies of those reports must also be furnished to the Company.

         Based solely on a review of the copies of reports furnished to the Company and the written representations of its directors and executive officers, the Company believes that during the preceding fiscal year all filing requirements applicable to directors and executive officers were satisfied.

                                   COMMITTEES

         The standing committees of the Board of Directors are the Executive Committee, the Finance Committee, the Audit Committee, the Pension Investment Committee and the Executive Compensation and Nominating Committee (formerly the Executive Compensation Committee). The Executive Committee has the authority to act for the Board of Directors on most matters during the intervals between Board meetings. The Finance Committee has the responsibility of establishing the financial policies of the Company and its subsidiaries. The responsibilities of the Audit Committee include the review of the scope and the results of the work of the independent public accountants and internal auditors, the review of the adequacy of internal accounting controls and the recommendation to the Board of Directors as to the selection of independent public accountants. Additional information with respect to the Audit Committee is discussed below under "Audit Information." The Pension Investment Committee establishes the pension investment policies, selects investment advisors and monitors the performance of pension investments of the Company and its U.S. subsidiaries. After receiving recommendations from the Chief Executive Officer, the Executive Compensation and Nominating Committee fixes the compensation of officers and makes awards under the Company's incentive compensation plans. See "Report of Executive Compensation and Nominating Committee." The Executive Compensation and Nominating Committee also develops qualifications for director candidates, recommends to the Board of Directors persons to serve as directors of the Company and monitors developments in, and makes recommendations to the Board concerning corporate governance practices. Shareholders entitled to vote for the election of directors may nominate candidates for consideration by the Executive Compensation and Nominating Committee. See "Proposals for 2002 Annual Meeting."

         During the fiscal year ended June 30, 2001, there were five meetings of the Board of Directors, eight meetings of the Executive Committee, two meetings of the Finance Committee, five meetings of the Audit Committee, four meetings of the Pension Investment Committee and two meetings of the Executive Compensation and Nominating Committee. All directors attended 75% or more of the total number of meetings of the Board of Directors and all committees of the Board on which they served.

                             DIRECTORS' COMPENSATION

         Each director who is not an officer of the Company receives an annual retainer of $20,000, a fee of $1,200 for each Board meeting attended and a fee of $1,200 for each committee meeting attended.

         The Outside Directors' 1994 Deferred Income Plan (the "Directors' DIP") permits a non-employee director to defer all or a portion of his compensation. Deferred amounts are deemed hypothetically invested as designated by the director in certain investment options offered by the Company. In 1998, the Directors' DIP was amended to add a Deferred Stock Unit Fund to the investment options available under the plan. Each Deferred Stock Unit represents a hypothetical share of the Company's Common Stock and fluctuates in value with the market price of the stock. The portion of a director's Deferral Account that is invested in the Deferred Stock Unit Fund is increased by the number of Deferred Stock Units that could be purchased with Common Stock dividends paid by the Company. With respect to investment options other than the Deferred Stock Unit Fund, the Company may, but is not required to, invest the deferred amounts in a Company-owned life insurance product with parallel investment options. Subject to certain restrictions, the director may elect at the time of deferral to take cash distributions, in whole or in part, from his Deferral Account either prior to or following termination of service.

         Pursuant to the Restricted Stock Plan for Non-Employee Directors and the 1997 Executive Stock Plan, each non-employee director is awarded 700 shares of restricted Common Stock of the Company each year following the Annual Meeting. No director may receive in the aggregate more than 2,100 shares of restricted Common Stock under these plans. Restrictions on awards under this plan lapse in the event the director becomes disabled, dies, is not nominated for reelection or is not reelected. The number of shares issued to non-employee directors will be adjusted for stock dividends, stock splits and certain other corporate events that may occur in the future.

         Under the 1994 Stock Option Plan for Non-Employee Directors (the "Directors' Option Plan"), each non-employee director receives an option to purchase 1,000 shares of Common Stock of the Company on the first business day following the Annual Meeting. The exercise price of all options granted under the Directors' Option Plan is the fair market value of the Common Stock on the date of grant. All of the options become exercisable six months after the date of grant and expire ten years from the date of grant. Shorter expiration periods may apply in the event an optionee dies, becomes disabled or resigns from or does not stand for reelection to the Board. A total of 100,000 shares of Common Stock of the Company is authorized for issuance under the Directors' Option Plan, and the number of shares authorized and issued under the Plan will be adjusted for stock dividends, stock splits and certain other corporate events that may occur in the future.

         As part of its overall program of charitable giving, the Company offers the directors participation in a Directors' Charitable Contribution Program (the "Charitable Program"). The Charitable Program is funded by life insurance policies purchased by the Company on the directors. The directors derive no financial or tax benefits from the Charitable Program, because all insurance proceeds and charitable tax deductions accrue solely to the Company. However, the Company will donate up to $1,000,000 to one or more qualifying charitable organizations recommended by that director. The donation(s) will be made by the Company in ten equal annual installments, with the first installment to be made at the later of the director's retirement from the Board or age 70; the remaining nine installments will be paid annually beginning immediately after the director's death.

         Each director is also eligible to participate in a Directors' Matching Gifts Program in which the Company matches directors' contributions to charities. The maximum amount that can be matched in any fiscal year is $5,000 per director.

            REPORT OF EXECUTIVE COMPENSATION AND NOMINATING COMMITTEE

         The  Company's   executive   compensation   and  benefits   program  is
administered by the Executive Compensation and Nominating Committee (the "Committee"), which is composed entirely of non-employee directors. The goal of the program is to attract, motivate, reward and retain the management talent required to achieve the Company's business objectives, at compensation levels that are fair and equitable and competitive with those of comparable companies. This goal is furthered by the Committee's policy of linking compensation to individual and corporate performance and by encouraging significant stock ownership by senior management in order to align the financial interests of management with those of the shareholders.

         The three main components of the Company's executive compensation program are base salary, annual cash awards under incentive compensation plans adopted by the Company and its principal subsidiaries and equity participation usually in the form of stock option grants and eligibility to participate in the Employees' Stock Purchase Plan of Universal Leaf. Each year the Committee reviews the total compensation package of executive officers to ensure they meet the goals of the program. As a part of this review, the Committee considers corporate performance information, compensation survey data, the advice of consultants and the recommendations of management.

         Base Salary. Base salaries for executive officers are reviewed annually to determine whether adjustments may be necessary. Factors considered by the Committee in determining base salaries for executive officers include personal performance of the executive in light of individual levels of responsibility, the overall performance and profitability of the Company during the preceding year, economic trends that may be affecting the Company, and the competitiveness of the executive's salary with the salaries of executives in comparable positions at companies of comparable size or operational characteristics. Each factor is weighed by the Committee in a subjective analysis of the appropriate level of compensation for that executive. For purposes of assessing the competitiveness of salaries, the Committee reviews compensation data from national surveys and selected groups of companies with similar size or operational characteristics to determine ranges of total compensation and the individual components of such compensation. Such compensation data indicates that the Company's salary levels are below the median of such data when compared to executive positions of similar scope and responsibility.

         Mr. Harrell became the Chief Executive Officer of the Company in 1988 and Chairman of the Board of Directors in 1991 and has 35 years experience with the Company. For the fiscal year beginning July 1, 2001, Mr. Harrell's base salary was increased approximately 3.6% after a thorough review and evaluation by the Committee of the competitiveness of Mr. Harrell's salary and total cash compensation with those of other chief executive officers of comparable companies.

         Annual Cash Incentives. The Company and its principal subsidiaries have incentive compensation plans under which key management employees may receive annual cash incentive awards that vary from year to year based upon corporate, business unit and individual performance. Pursuant to the Company's Executive

Officer Annual Incentive Plan approved by the shareholders at the 1999 Annual Meeting, for the 2001 fiscal year, with respect to the Named Executive Officers based in the United States, the bonus awards were based 50% on the generation of economic profit, which is defined as consolidated earnings before interest and taxes after certain adjustments minus a capital charge equal to the weighted average cost of capital times average funds employed, and 50% on the generation of earnings per share, adjusted to exclude extraordinary gains and losses and bonus accruals under the plan. Mr. Harrell's cash incentive award for the 2001 fiscal year was approximately 30% more than the award he received in 2000. Mr. Harrell's 2001 award was determined by the Committee based upon the Company's economic profit and adjusted earnings per share performance during fiscal year 2001.

         Equity Participation. The Committee administers the Company's 1989 and 1997 Executive Stock Plans, under which it has granted to key executive employees options to purchase shares of the Company's Common Stock based upon a determination of competitive aggregate compensation levels. The primary objective of issuing stock options is to encourage significant investment in stock ownership by management and to provide long-term financial rewards linked directly to market performance of the Company's stock. The Committee believes that significant ownership of stock by senior management is the best way to align the interests of management and the shareholders, and the Company's stock incentive program is effectively designed to further this objective.

         The Career Equity Ownership Program (the "CEO Program") was instituted by the Committee during the 1992 fiscal year to promote an increase in the equity interest of key executives through systematic option exercises and the retention of shares. The CEO Program requires each participant to make an investment in the Company by contributing to the program currently owned shares equal to at least 10% of the number of shares subject to the initial options granted to the participant under the program. Option exercises occur automatically at not less than six-month intervals when at least a minimum stock price appreciation has occurred. The exercise price of options granted under the program is the fair market value of a share of the Company's Common Stock on the date of grant. All of the options cannot be exercised until six months after the date of grant and expire ten years from such date. Stock options granted to key executives under the CEO Program in the 2000 fiscal year were intended to meet the Committee's two-year targets for program grants and, therefore, no new option grants (excluding reload options described below) were made under the CEO Program during the 2001 fiscal year to the Named Executive Officers.

         Except under extraordinary circumstances or as otherwise determined by the Committee, participants have agreed that the options granted under the CEO Program may be exercised only through stock-for-stock swaps, and both the contributed shares and additional shares acquired through option exercises under the program may not be sold by the participating executives during the ten-year option term. Each option granted under the program included a reload replenishment feature that entitles participants each time a stock-for-stock exercise occurs to receive automatically a new option grant at the fair market value of a share of the Company's Common Stock on the date of grant. The number of reload options granted is equal to the number of shares contributed by a participant to effect a stock-for-stock swap. In exchange for this replenishment feature, each participant has agreed to retain in the program shares equaling at least the after-tax gain realized upon each exercise.

         Tax Considerations. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), provides certain criteria for the tax deductibility of annual compensation in excess of $1 million paid to certain executives of public companies. The Company has taken appropriate actions to preserve the deductibility of stock option grants and annual cash incentive awards, and to date all compensation payable to the Company's executive officers has been deductible or voluntarily deferred under the Company's Deferred Income Plan. While the Company's policy is generally to preserve the federal income tax deductibility of compensation paid, the Committee has the authority to authorize payments that may not be deductible if it believes that it is in the best interests of the Company and its shareholders.

                                 Executive Compensation and Nominating Committee
                                         William W. Berry, Chairman
                                         Ronald E. Carrier
                                         Joseph C. Farrell
                                         Richard G. Holder
                                         Jeremiah J. Sheehan



Richmond, Virginia
July 24, 2001

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on the Company's Common Stock for the last five fiscal years with the cumulative total return for the same period of the Standard & Poors Midcap 400 Stock Index and the peer group index. The companies in the peer group are DIMON Incorporated and Standard Commercial Corporation. The graph assumes that $100 was invested on June 30, 1996 in the Company's Common Stock and in each of the comparative indices, in each case with dividends reinvested.




                               [PERFORMANCE GRAPH]









====================================================================================================

                     CUMULATIVE TOTAL RETURN ON COMMON STOCK

-----------------------------------------------------------------------------------------------------

                                                           At June 30,
---------------------------- ------------------------------------------------------------------------
                                1996        1997        1998        1999         2000        2001
                                ----        ----        ----        ----         ----        ----
---------------------------- ----------- ----------- ----------- ------------ ----------- -----------
Universal Corporation           $100.00    $124.32     $150.49      $118.74       $93.06     $182.29
---------------------------- ----------- ----------- ----------- ------------ ----------- -----------
S&P Midcap 400 Index            $100.00    $123.33     $156.81      $176.54      $206.51     $224.83
---------------------------- ----------- ----------- ----------- ------------ ----------- -----------
Peer Group Index                $100.00    $147.69      $68.56       $34.19       $17.81      $79.89
============================ =========== =========== =========== ============ =========== ===========

                             EXECUTIVE COMPENSATION

         The individuals named below include the Company's Chairman and Chief Executive Officer and the other four executive officers of the Company who were the most highly compensated executive officers of the Company for the 2001 fiscal year. Information is provided for the fiscal years ended on June 30 of the years shown.

                           Summary Compensation Table

                                                                                  Long Term
                                                                                Compensation
                                                 Annual Compensation               Awards
                                      ---------------------------------------  --------------
                         Fiscal Year                               Other         Securities
      Name and              Ended                                 Annual         Underlying       All Other
 Principal Position          6/30     Salary($)   Bonus($)   Compensation($)1    Options(#)    Compensation($)3
 ------------------          ----     ---------   --------   ----------------  --------------  ----------------
Henry H. Harrell             2001      $563,685   $1,186,946        --              71,970          $150,127
Chairman and Chief           2000       548,271      910,597        --             225,734           148,084
Executive Officer            1999       522,047      894,175        --              35,024 2         135,522


Allen B. King                2001       435,127      885,504        --              59,237            81,799
President and Chief          2000       407,852      679,337        --             173,667            80,939
Operating Officer            1999       382,761      667,086        --              43,436 2          73,304

Jack M.M. van                2001       238,400      237,184        --                0                 0
de Winkel                    2000       260,417      279,792        --                0                 0
Co-Chairman and              1999       267,500      261,815        --                0                 0
Co-President,
Deli Universal, Inc.

William L. Taylor            2001       329,038      423,929        --              37,082            59,289
Vice President and           2000       321,811      325,444        --             106,267            58,929
Chief Administrative         1999       296,300      319,575        --              28,857 2          55,716
Officer

Hartwell H. Roper            2001       252,173      312,960        --              31,980            33,401
Vice President and           2000       244,028      240,011        --              98,067            32,205
Chief Financial              1999       221,300      235,767        --              24,664 2          31,177
Officer

________________

       1 None of the Named Executive Officers received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of his total annual salary and bonus for each reported year.

       2 The options granted to the Named Executive Officers in the 1999 fiscal year were reload options granted under the CEO Program.

       3 The  amounts  in the "All  Other  Compensation"  column  represent  (i)
employer contributions to the Employees' Stock Purchase Plan and the Supplemental Stock Purchase Plan of Universal Leaf (the "Stock Purchase Plans"),
(ii) life insurance premium payments made by the Company under the Executive Insurance Program, and (iii) interest accrued to participants' accounts under the Company's Deferred Income Plan (the "DIP") to the extent such interest exceeded 120% of the applicable federal long-term rate under Internal Revenue Code Section 1274(d). Employer contributions to the Stock Purchase Plans on behalf of the Named Executive Officers for the 2001, 2000 and 1999 fiscal years were in the following respective amounts: Mr. Harrell, $27,550, $26,500 and $24,348; Mr. King, $20,800, $20,000 and $18,700; Mr. Taylor, $16,000, $15,400
and $14,800; and Mr. Roper, $9,683, $8,625 and $9,010. The life insurance premiums paid by the Company on behalf of such executive officers for the 2001, 2000 and 1999 fiscal years were in the following respective amounts: Mr.
Harrell,  $108,435,  $109,799  and  $101,353;  Mr.  King,  $58,471,  $58,814 and
$52,819;  Mr.  Taylor,  $43,289,  $43,529 and $40,916;  and Mr. Roper,  $21,684,
$21,870 and $20,730. The accruals of interest on income deferred by such executive officers under the DIP in excess of 120% of the applicable federal long-term rate under Internal Revenue Code Section 1274(d) for the 2001, 2000 and 1999 fiscal years were in the following respective amounts: Mr. Harrell, $14,142, $11,785 and $9,821; Mr. King, $2,528, $2,125 and $1,785; and Mr. Roper,
$2,034, $1,710 and $1,437.

                               Retirement Benefits

         Employees of the Company and certain U.S. subsidiaries are covered by a defined benefit retirement plan, which is qualified under the Internal Revenue Code, and a defined benefit supplemental retirement plan, which is a non-qualified plan intended to provide benefits in excess of limits allowed by the Internal Revenue Code. The table below shows estimated annualized benefits payable under both plans at normal retirement (age 65) based on the average salary and bonus (as reported in the Summary Compensation Table) for the highest consecutive three years. The actuarial equivalent of benefits under the supplemental retirement plan is payable in a lump sum upon retirement.

                                         Years of Service
---------------------------------------------------------------------------------------------------------

Remuneration         15           20           25           30          35           40           45
---------------------------------------------------------------------------------------------------------
  $ 300,000        $66,913      $89,217     $111,521     $133,825    $156,130     $169,566     $183,002
    400,000         90,426      120,568      150,878      180,852     210,995      228,910      246,825
    500,000        113,940      151,920      189,900      227,880     265,860      288,253      310,647
    600,000        137,453      183,271      229,089      274,907     320,724      347,597      374,470
    700,000        160,967      214,622      268,278      321,934     375,589      406,941      438,292
    800,000        184,480      245,974      307,467      368,961     430,454      466,284      502,114
    900,000        207,994      277,325      346,656      415,988     485,319      525,628      565,937
  1,000,000        231,507      308,676      385,846      463,015     540,184      584,971      629,759
  1,100,000        255,021      340,028      425,035      510,042     595,049      644,315      693,582
  1,200,000        278,534      371,379      464,224      557,069     649,914      703,659      757,404
  1,300,000        302,048      402,731      503,413      604,096     704,778      763,002      821,226
  1,400,000        325,561      434,082      542,602      651,123     759,643      822,346      885,049
  1,500,000        349,075      465,433      581,792      698,150     814,508      881,690      948,871


         The credited years of service for Messrs. Harrell, King, Taylor and Roper are thirty-five, thirty-two, eleven and twenty-seven, respectively.

         The benefits shown in the table are calculated on the basis of a 50% joint and survivor benefit, assuming that at retirement the age of the employee's spouse is 62. The social security benefit will be paid in addition to the amounts shown in the table.

         Mr. van de Winkel is covered by a pension plan established under the laws of the Netherlands. The plan, which covers employees of N.V. Deli Universal and certain other Dutch subsidiaries, is partially funded by employer and participant contributions. During the fiscal year ended June 30, 2001, N.V. Deli Universal contributed $35,743 to the plan on behalf of Mr. van de Winkel. His estimated annual pension benefit under the plan assuming retirement at age 60, continuance of current salary level and twenty years of service would be $101,435.

                                  Stock Options

         The following tables contain information concerning grants of stock options to the Named Executive Officers during the fiscal year ended June 30, 2001, exercises of stock options by such executive officers in such fiscal year and the fiscal year end value of all unexercised stock options held by such executive officers.

                        Option Grants in Last Fiscal Year

                                                    Individual Grants 1
                                 -----------------------------------------------------------
                                  Number of       % of Total
                                 Securities         Options         Exercise
                                 Underlying         Granted          Or Base
                                   Options        to Employees        Price       Expiration       Grant Date
        Name                     Granted (#)     in Fiscal Year      ($/Sh) 2        Date      Present Value ($) 2
        ----                     -----------     --------------      --------     ----------   -------------------
Henry H. Harrell                    49,521             22%            $32.00       12/02/09         $194,618
                                    22,449             17              38.20       12/02/09          147,265

Allen B. King                       39,977             18              32.00       12/02/09          157,110
                                    19,260             15              38.20       12/02/09          126,346

William L. Taylor                   24,928             11              32.00       12/02/09           97,967
                                    12,154              9              38.20       12/02/09           79,730

Hartwell H. Roper                   21,880             10              32.00       12/02/09           85,988
                                    10,100              8              38.20       12/02/09           66,256

_________________

     1 All options granted in the last fiscal year were reload options that replaced shares of the Company's Common Stock used for stock swap option exercises under the CEO Program described above in "Report of Executive Compensation and Nominating Committee." In general, such reload options become exercisable six months after the date of grant with exercise occurring automatically if certain minimum price thresholds are met. The exercise price of the listed options was the fair market value on the date of grant.

     2 The Black-Scholes option pricing model was used to determine the "Grant Date Present Value" of the options listed in the table. The model assumed a risk-free interest rate of 4.05%, a dividend yield of 3.30% and a stock price volatility of .315 based on the average weekly stock market closing price over the past ten years. Because the magnitude of any nontransferability discount is extremely difficult to determine, none was applied in determining the value of the reported options. The grant date present values set forth in the table are only theoretical values and may not accurately determine present value. The actual value, if any, an optionee realizes will depend on the excess of market value of a share of the Company's Common Stock over the exercise price on the date the option is exercised.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year End Option Values

                                                          Number of Securities           Value of Unexercised
                                                               Underlying                     In-the-Money
                                                               Unexercised                      Options
                          Shares                           Options at FY-End (#)             At FY-End ($) 2
                         Acquired          Value       --------------------------     --------------------------
        Name          on Exercise (#)  Realized ($)1   Exercisable  Unexercisable     Exercisable  Unexercisable
        ----          ---------------  -------------   -----------  -------------     -----------  -------------
  Henry H. Harrell        166,779       $1,105,004       265,409        22,449         $1,227,522     $32,776
  Allen B. King           139,428          978,198       214,628        19,260          1,019,139      28,120
  William L. Taylor        79,974          603,297       132,003        12,154            611,993      17,745
  Hartwell H. Roper        74,784          615,515       121,863        10,100            602,973      14,746

______________

     1 The value realized represents the difference between the exercise price of the option and the fair market value of the Company's Common Stock on the date of exercise.

     2 The value of the unexercised options at fiscal year end represents the difference between the exercise price of any outstanding options and $39.66, the closing sales price of a share of the Company's Common Stock on June 30, 2001, as reported on the New York Stock Exchange.

         Except under extraordinary circumstances, all of the options shown as of fiscal year end are only exercisable automatically at not less than six-month intervals when at least a minimum stock price appreciation has occurred.

                             Contractual Obligations

         To ensure that the Company will have the continued dedicated service of certain executives notwithstanding the possibility, threat or occurrence of a change of control, the Company has entered into change of control employment agreements (the "Employment Agreements") with certain executives, including Henry H. Harrell, Allen B. King, William L. Taylor and Hartwell H. Roper. The Employment Agreements generally provide that if the executive is terminated other than for cause within three years after a change of control of the Company, or if the executive terminates his employment for good reason within such three-year period or voluntarily during the 30-day period following the first anniversary of the change of control, the executive is entitled to receive "severance benefits." Severance benefits include a lump sum severance payment equal to three times the sum of his base salary and highest annual bonus, together with certain other payments and benefits, including continuation of employee welfare benefits and an additional payment to compensate the executive for certain excise taxes imposed on certain change of control payments.

         The Board of Directors believes that the Employment Agreements benefit the Company and its shareholders by securing the continued service of key management personnel and by enabling management to perform its duties and responsibilities without the distracting uncertainty associated with a change of control.

                              CERTAIN TRANSACTIONS

         On May 31, 2000, the Company made loans to 25 key executives for the exercise price of special options granted to such officers on April 19 and May 17, 2000. The option exercise loans made to each of the Company's Named Executive Officers were in the following respective amounts: Mr. Harrell, $1,417,056; Mr. King, $1,097,716; Mr. Taylor, $678,591; and Mr. Roper, $618,716.
Such loans were paid in full by the borrowers on June 15, 2001.

                                AUDIT INFORMATION

     The Board of Directors has adopted a written charter for the Audit Committee that is set forth in Exhibit A to this Proxy Statement. The six members of the Audit Committee are independent as that term is defined in the listing standards of the New York Stock Exchange.

                          Fees of Independent Auditors

Audit Fees

     Fees for professional services rendered by Ernst & Young LLP in connection with the audit of the Company's annual financial statements for the fiscal year ended June 30, 2001 were $1,101,199.

Financial Information System Design and Implementation Fees

     There were no professional services rendered to the Company by Ernst & Young LLP for the design and implementation of financial information systems during the fiscal year ended June 30, 2001.

All Other Fees

     The aggregate amount of fees for all other services rendered to the Company by Ernst & Young LLP for the fiscal year ended June 30, 2001 was $1,048,400, including audit-related services of $547,600 and non-audit services of $500,800.

                             Audit Committee Report

     Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

     In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit

Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the independent auditor's provision of information technology services and other non-audit services to the Company is compatible with maintaining the auditor's independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

                                               Audit Committee
                                                  Ronald E. Carrier, Chairman
                                                  Joseph C. Farrell
                                                  Thomas H. Johnson
                                                  Jeremiah J. Sheehan
                                                  Hubert R. Stallard
                                                  Walter A. Stosch

Richmond, Virginia
August 27, 2001

                  Appointment of Independent Public Accountants

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2002. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be available to respond to appropriate questions and may make a statement if they so desire.

                        PROPOSALS FOR 2002 ANNUAL MEETING

         Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2002 Annual
Meeting must cause such proposal to be delivered, in proper form, to the Secretary of the Company, whose address is 1501 North Hamilton Street, P.O. Box 25099, Richmond, Virginia 23260, no later than May 24, 2002, in order for the proposal to be considered for inclusion in the Company's Proxy Statement. The Company anticipates holding the 2002 Annual Meeting on October 22, 2002.

         The Company's Bylaws also prescribe the procedure a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the meeting. Based upon an anticipated date of October 22, 2002 for the 2002 Annual Meeting, the Company must receive such notice no later than August 23, 2002 and no earlier than July 24, 2002. Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor, and other specified matters.

Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company.

                                  OTHER MATTERS

         THE COMPANY'S 2001 ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2001 (EXCLUDING EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("THE FORM 10-K"), IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE FORM 10-K CAN BE OBTAINED WITHOUT CHARGE BY WRITING TO KAREN M. L. WHELAN, VICE PRESIDENT AND TREASURER, UNIVERSAL CORPORATION, 1501 NORTH HAMILTON STREET, P.O. BOX 25099, RICHMOND, VIRGINIA 23260 OR BY VISITING THE COMPANY'S WEBSITE AT WWW.UNIVERSALCORP.COM.

                                                                       EXHIBIT A

                              UNIVERSAL CORPORATION
                             AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring: (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request that any officer or employee of the Company or the Company's outside counsel or independent auditor attend a meeting of the Committee or meet with any members of, or consultants to, the Committee.

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall meet the independence and experience requirements for audit committee members set forth in the listing standards of the New York Stock Exchange. The members of the Audit Committee shall be elected annually by the Board of Directors at the annual organizational meeting of the Board and serve until their successors shall be duly elected and qualified. Unless a Chairman is elected by the full Board of Directors, the members of the Audit Committee may designate a Chairman by majority vote of the full Committee membership.

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

o Review and reassess the adequacy of this Charter annually and submit it to the Board of Directors for approval.

o Review and discuss the annual audited financial statements with management, including major issues regarding accounting principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

o Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

o Discuss with management and the independent auditor the results of the auditor's quarterly review of the financial statements and any other matters required to be communicated to the Committee by the independent auditor under Generally Accepted Auditing Standards prior to the release of the Company's quarterly earnings. In the event of unusual circumstances, the chair of the Committee may represent the entire Committee for purposes of this discussion.

o Review major changes to the Company's accounting principles and practices as suggested by the independent auditor, internal auditors or management.

o Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Committee and the Board.

o    Review the fees paid to the independent auditor.

o Receive periodic reports from the independent auditor regarding the auditor's independence as required by the Independence Standards Board, discuss such reports with the auditor, and if so determined by the Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

o Evaluate the performance of the independent auditor and, if so determined by the Committee, recommend that the Board replace the independent auditor.

o Discuss with the internal auditors and the independent auditor the overall scope and plans for their respective audits including the adequacy of staffing.

o Require and hear reports from management, the Company's senior internal auditing executive and the general counsel with respect to any significant legal matters that may have a material effect on the financial statements or be in material violation of applicable legal requirements and the Company's Compliance Policies and Programs.

o Discuss with the independent auditor the matters required to be discussed by Generally Accepted Auditing Standards relating to the conduct of the audit.

o Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor to the Board of Directors and the Company's response to that letter. Such review should include:

         (a) Any difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information.

         (b)      Any changes required in the planned scope of the audit.

o Review the internal audit department responsibilities, staffing and scope of the internal audit and changes thereto.

o Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Compliance Policies and Programs.

                     [FORM OF PROXY AND VOTING INSTRUCTIONS]






                              UNIVERSAL CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                            Tuesday, October 23, 2001

                                    2:00 p.m.

                           1501 North Hamilton Street

                               Richmond, VA 23230










UNIVERSAL CORPORATION                                                      Proxy
--------------------------------------------------------------------------------

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Henry H. Harrell, Allen B. King and William L. Taylor, and each or any of them, proxies for the undersigned, with power of substitution, to vote all the shares of Common Stock of Universal Corporation held of record by the undersigned on September 4, 2001, at the Annual Meeting of Shareholders to be held at 2:00 p.m. on October 23, 2001, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.



             (continued, and to be DATED and SIGNED on reverse side)

                                                          _____________________
                                                         |                     |
                                                         |  COMPANY #          |
                                                         |  CONTROL #          |
                                                         |_____________________|
There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 -  QUICK ooo EASY ooo IMMEDIATE
o Use any touch-tone telephone to vote your Proxy 24 hours a day, 7 days a week, until 12:00 p.m. on October 22, 2001.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
o   Follow the simple instructions the Voice provides you.

VOTE BY INTERNET - http://www.eproxy.com/uvv/ - QUICK ooo EASY ooo IMMEDIATE
o Use the Internet to vote your Proxy 24 hours a day, 7 days a week, until 12:00 p.m. on October 22, 2001.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your Proxy and return it in the postage-paid envelope we have provided or return it to Universal Corporation, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

        If you vote by Phone or Internet, please do not mail your Proxy.
                               Please detach here





                                  COMMON STOCK
                                                                               _                     _
1. Election of Directors: 01 Charles H. Foster, Jr.  04 Jeremiah J. Sheehan   |_| Vote FOR          |_| Vote WITHHELD
                          02 Thomas H. Johnson                                    all nominees          from all nominees
                          03 Allen B. King                                        (except as
                                                                                  indicated below)


                                                                               __________________________________________
(Instructions: To withhold authority to vote for any indicated nominee,       |                                          |
write the number(s) of the nominee(s) in the box provided to the right.)      |                                          |
                                                                              |__________________________________________|

                              _
Address Change?  Mark Box    |_|
Indicate changes below:



                                                                                      Date ____________________

                                                                                __________________________________________
                                                                               |                                          |
                                                                               |                                          |
                                                                               |__________________________________________|


                                                                                Signature(s) in Box
                                                                                Please sign exactly as your name(s) appear(s) on
                                                                                this Proxy. Attorneys-in-fact, executors, trustees,
                                                                                guardians, corporate officers, etc. should give full
                                                                                title.

                              UNIVERSAL CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                            Tuesday, October 23, 2001

                                    2:00 p.m.

                           1501 North Hamilton Street

                               Richmond, VA 23230







UNIVERSAL CORPORATION                                         Voting Instruction
--------------------------------------------------------------------------------

TO TRUSTEE, LANDAMERICA FINANCIAL GROUP, INC. SAVINGS AND STOCK
OWNERSHIP PLAN.

This Voting Instruction is Solicited on Behalf of the Board of Directors of Universal Corporation.

Pursuant to Section 10.5 of the LandAmerica Financial Group, Inc. Savings and Stock Ownership Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of Universal Corporation credited to the undersigned Participant's Account as of June 30, 2001, at the Annual Meeting of Shareholders of Universal Corporation, to be held at 2:00 p.m. on October 23, 2001, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF UNIVERSAL CORPORATION COMMON STOCK CREDITED TO YOUR PARTICIPANT'S ACCOUNT SHALL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF UNIVERSAL CORPORATION COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.



             (continued, and to be DATED and SIGNED on reverse side)

                                                          _____________________
                                                         |                     |
                                                         |  COMPANY #          |
                                                         |  CONTROL #          |
                                                         |_____________________|

There are three ways to vote your Voting Instruction

Your telephone or Internet vote directs the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Instruction.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK ooo EASY ooo IMMEDIATE
o Use any touch-tone telephone to vote your Voting Instruction 24 hours a day, 7 days a week, until 12:00 p.m. on October 22, 2001.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
o   Follow the simple instructions the Voice provides you.

VOTE BY INTERNET - http://www.eproxy.com/uvv/ - QUICK ooo EASY ooo IMMEDIATE
o Use the Internet to vote your Voting Instruction 24 hours a day, 7 days a week, until 12:00 p.m. on October 22, 2001.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your Voting Instruction and return it in the postage-paid envelope we have provided or return it to Universal Corporation, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

  If you vote by Phone or Internet, please do not mail your Voting Instruction.
                               Please detach here


                        LANDAMERICA FINANCIAL GROUP, INC.
                        SAVINGS AND STOCK OWNERSHIP PLAN

                                                                               _                     _
1. Election of Directors: 01 Charles H. Foster, Jr.  04 Jeremiah J. Sheehan   |_| Vote FOR          |_| Vote WITHHELD
                          02 Thomas H. Johnson                                    all nominees          from all nominees
                          03 Allen B. King                                        (except as
                                                                                  indicated below)


                                                                               __________________________________________
(Instructions: To withhold authority to vote for any indicated nominee,       |                                          |
write the number(s) of the nominee(s) in the box provided to the right.)      |                                          |
                                                                              |__________________________________________|

                              _
Address Change?  Mark Box    |_|
Indicate changes below:



                                                                                      Date ____________________

                                                                                __________________________________________
                                                                               |                                          |
                                                                               |                                          |
                                                                               |__________________________________________|


                                                                                Signature(s) in Box
                                                                                Please sign exactly as your name(s) appear(s) on
                                                                                this Voting Instruction. Attorneys-in-fact,
                                                                                executors, trustees, guardians, corporate officers,
                                                                                etc. should give full title.

                              UNIVERSAL CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                            Tuesday, October 23, 2001

                                    2:00 p.m.

                           1501 North Hamilton Street

                               Richmond, VA 23230







UNIVERSAL CORPORATION                                         Voting Instruction
--------------------------------------------------------------------------------

TO TRUSTEE, EMPLOYEES' STOCK PURCHASE PLAN OF UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED AND DESIGNATED AFFILIATED COMPANIES.

This Voting Instruction is Solicited on Behalf of the Board of Directors of Universal Corporation.

Pursuant to Section 13.01 of the Employees' Stock Purchase Plan of Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies, you are directed to vote, in person or by proxy, the whole shares of Common Stock of Universal Corporation credited to the undersigned Participant's Account as of July 31, 2001, at the Annual Meeting of Shareholders of Universal Corporation, to be held at 2:00 p.m. on October 23, 2001, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF UNIVERSAL CORPORATION COMMON STOCK CREDITED TO YOUR PARTICIPANT'S ACCOUNT SHALL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF UNIVERSAL CORPORATION COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.



             (continued, and to be DATED and SIGNED on reverse side)

                                                          _____________________
                                                         |                     |
                                                         |  COMPANY #          |
                                                         |  CONTROL #          |
                                                         |_____________________|

There are three ways to vote your Voting Instruction

Your telephone or Internet vote directs the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Instruction.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK ooo EASY ooo IMMEDIATE
o Use any touch-tone telephone to vote your Voting Instruction 24 hours a day, 7 days a week, until 12:00 p.m. on October 22, 2001.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
o   Follow the simple instructions the Voice provides you.

VOTE BY INTERNET - http://www.eproxy.com/uvv/ - QUICK ooo EASY ooo IMMEDIATE
o Use the Internet to vote your Voting Instruction 24 hours a day, 7 days a week, until 12:00 p.m. on October 22, 2001.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your Voting Instruction and return it in the postage-paid envelope we have provided or return it to Universal Corporation, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

  If you vote by Phone or Internet, please do not mail your Voting Instruction.
                               Please detach here


                        EMPLOYEES' STOCK PURCHASE PLAN OF
                  UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED
                       AND DESIGNATED AFFILIATED COMPANIES

                                                                               _                     _
1. Election of Directors: 01 Charles H. Foster, Jr.  04 Jeremiah J. Sheehan   |_| Vote FOR          |_| Vote WITHHELD
                          02 Thomas H. Johnson                                    all nominees          from all nominees
                          03 Allen B. King                                        (except as
                                                                                  indicated below)


                                                                               __________________________________________
(Instructions: To withhold authority to vote for any indicated nominee,       |                                          |
write the number(s) of the nominee(s) in the box provided to the right.)      |                                          |
                                                                              |__________________________________________|

                              _
Address Change?  Mark Box    |_|
Indicate changes below:



                                                                                      Date ____________________

                                                                                __________________________________________
                                                                               |                                          |
                                                                               |                                          |
                                                                               |__________________________________________|


                                                                                Signature(s) in Box
                                                                                Please sign exactly as your name(s) appear(s) on
                                                                                this Voting Instruction. Attorneys-in-fact,
                                                                                executors, trustees, guardians, corporate officers,
                                                                                etc. should give full title.